Exhibit 10(a)
                              SYMIX SYSTEMS, INC.

                        NON-QUALIFIED STOCK OPTION PLAN
                                      FOR
                                KEY EXECUTIVES


                                  Article One
                                    Purpose

               The purpose of this Symix Systems, Inc. Non-Qualified Stock Option Plan For Key Executives (the "Plan") is to secure the benefits which accrue from a program of offering to the Key Executives of Symix Systems, Inc. (the "Company") and any Subsidiary the opportunity to acquire and increase their proprietary interest in the success of the Company and thereby to attain the objectives of this Plan which are:

               (1)  To obtain and retain the services of Participants;

               (2)  To  encourage   and  reward   efficient   and   profitable
                    operation; and

               (3)  To promote the development of the business of the Company.



                                  Article Two
                                  Definitions

               For purposes of the Plan, the following terms when capitalized shall have the meaning designated herein unless a different meaning is plainly required by the context. Where applicable, the masculine pronoun shall mean or include the feminine, and the singular shall include the plural.

               (a) "Board of Directors" shall mean the Board of Directors of the Company.

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               (b)  "Committee"  shall mean the Compensation  Committee of the
                    Board of Directors, whose membership shall be determined as provided under Article Four.

               (c) "Common Shares" shall mean the Common Shares of the Company.

               (d)  "Company"   shall  mean  Symix  Systems,   Inc.,  an  Ohio
                    corporation.

               (e) "Director" shall mean a member of the Board of Directors of the Company.

               (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

               (g) "Key Executives" shall mean executive officers of the Company or a Subsidiary who, in the opinion of the Committee, have demonstrated a capacity for contributing in a substantial measure to the success of the Company.

               (h) "Participant" shall mean a Key Executive selected by the Committee to receive stock options under the Plan.

               (i) "Plan" shall mean the Symix Systems, Inc. Non-Qualified Stock Option Plan for Key Executives as herein set forth.

               (j) "Securities Act" shall mean the Securities Act of 1933, as amended.

               (k) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of any options under the Plan, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


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                                 Article Three
                          Shares Subject to the Plan

               200,000 of the Company's authorized but unissued Common Shares shall be reserved for the purpose of granting options under the Plan to Key Executives, in each case at a price set by the Committee at the time of the granting of an option and upon such other terms and conditions as the Committee might impose. In the event that options granted under the Plan shall terminate, any shares covered thereby and not purchased thereunder may again be the subject of an option under the Plan.


                                 Article Four
                                Administration

               The Plan shall be administered by the Committee. The Committee shall consist of two or more Directors, as the Board of Directors may determine. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed. Subject to the express provisions of the Plan, the Committee may determine the individuals to whom and the time or times at which options shall be granted, the number of shares to be subject to each option, the period of each option, the vested rights of each Participant in his options (including the vesting schedule and acceleration of exercise of such options) and other terms and conditions thereof and shall report its determination to the Board of Directors. The proper officers of the Company shall carry such determination into effect, but no action of the Committee or of an officer of the Company shall bind or become binding upon the Company or create any obligation of the Company whatsoever unless and until the Company shall have entered into a written and definitive contract with a proposed Participant in respect of an option for the purchase of shares of the Company and no such contract shall obligate the Company to any person other than the Participant who is a party to such written

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contract and to such persons,  if any, as shall be expressly named or provided for in such written contract. The Committee is authorized to construe and interpret the Plan, to promulgate, amend and rescind rules and regulations
relating   to  the   implementation   of  the  Plan  and  to  make  all  other
determinations necessary or advisable for the administration of the Plan. The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to selection for, participation of and the granting of options to persons subject to Section 16(a) and 16(b) of the Exchange Act. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all Participants and any person validly claiming under or through Participants.


                                 Article Five
                                  Eligibility

               Options may be granted only to those Key Executives as may from time to time be designated by the Committee. Neither the provisions of the Plan nor its adoption by the Board of Directors or the Committee shall be deemed to give any person a contractual or other right to receive an option under the Plan.


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                                  Article Six
                                 Option Price

               The purchase price pursuant to which Common Shares may be purchased under each option granted hereunder shall be fixed by the Committee.


                                 Article Seven
                                Term of Option

               The term of each option shall be fixed by the Committee, but in no event shall any option permit the purchase of shares thereunder after the tenth (10th) anniversary of the date on which the option is granted.


                                 Article Eight
                              Exercise of Option

               Subject to the provisions of the written option agreement pursuant to which it is granted, an option may be exercised by giving to the Company notice in writing (in such form as may from time to time be specified by the Committee) stating the number of Common Shares subject to the option in respect of which it is being exercised, accompanied by a check or cash in full payment of all Common Shares in respect of which the option is being exercised. Each such notice of exercise of an option shall be delivered to the Chief Financial Officer of the Company. The Company shall have a reasonable time after receipt of any such notice in which to make delivery of share certificates for the Common Shares in respect of which an option is exercised. Notwithstanding the foregoing, no option shall be exercisable during the first six (6) months after the date such option is granted except in the case of death or disability.

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                                 Article Nine
                            Termination of Service

               In case a Participant shall cease to be a Key Executive for any reason, within ninety (90) days next succeeding such termination, but not later than ten (10) years from the date of grant of the option, the Participant (or the executor or administrator of his estate) may exercise such vested option rights as he has under this Plan as of the date of such termination. Options not exercised within the period set forth in the preceding sentence shall thereupon expire and shall not be exercisable thereafter.


                                  Article Ten
                         Non-Transferability of Option

               No option granted under this Plan shall be transferable otherwise than by will or the laws of descent and distribution and an option may not be exercised during the lifetime of a Participant except by him or by his guardian or legal representative.


                                Article Eleven
                                  Adjustments

               In the event of any change in the outstanding Common Shares by stock dividend, stock split-up, stock combination, reclassification, recapitalization, merger, reorganization or other change in the Common Shares, the Committee, upon the advice of accountants and counsel for the Company, shall determine appropriate adjustments, if any, to be made in the number of Common Shares and the prices per share in respect of Common Shares subject to outstanding options and the number of Common Shares then reserved for options which may thereafter be granted.


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                                Article Twelve
                     Amendment and Termination of the Plan

               The Company, by action of the Board of Directors or the Committee, reserves the right to amend, modify or terminate this Plan at any time without shareholder approval.

                               Article Thirteen
                          Restrictions and Compliance
                             With Securities Laws

               Anything contained in the Plan or elsewhere to the contrary notwithstanding:

          (1) No option granted under the Plan shall be exercisable for the purchase of any Common Shares subject thereto except for:

               (A) Common Shares subject thereto which at the time of such exercise and purchase are registered under the Securities Act, or which, upon the completion of such exercise, would be issued in a transaction exempt from registration under the Securities Act; and

               (B) Common Shares subject thereto which at the time of such exercise and purchase are exempt or are the subject matter of an exempt transaction, are registered by description, by coordination, or by qualification, or at such time are the subject matter of a transaction which has been registered by description, all in accordance with Chapter 1707 of the Ohio Revised Code, as amended; and

               (C) Common Shares subject thereto in respect of which the laws of any state applicable to such exercise and purchase have been satisfied.

          (2) If Common Shares subject to an option are sold and transferred upon the exercise thereof to a person who (at the time of such exercise or thereafter) controls, is controlled by or

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is under  common  control  with the Company,  or are sold and  transferred  in reliance upon an exemption claimed in respect of the Securities Act, then upon such sale and transfer;

               (A) such Common Shares shall not be transferable by the holder thereof, and neither the Company nor its transfer agent or registrar, if any, shall be required to register or otherwise to give effect to any transfer thereof and may prevent any such transfer, unless the Company shall have received an opinion from its counsel to the effect that any such transfer would not violate the Securities Act or the applicable laws of any state; and

               (B) the Company shall cause each share certificate evidencing such Common Shares to bear a legend reflecting applicable restrictions on the transfer thereof and may use the following or any other appropriate legend for that purpose:

        SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS, ARE RESTRICTED SECURITIES WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE ACT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED OR DISTRIBUTED EXCEPT PURSUANT TO (1) AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR (2) UNTIL THE COMPANY HAS RECEIVED AN OPINION FROM ITS COUNSEL TO THE EFFECT THAT SUCH TRANSFER DOES NOT VIOLATE THE ACT OR THE APPLICABLE SECURITIES LAWS OF ANY STATE.

          (3) Nothing contained in the Plan or elsewhere shall be construed to require the Company to take any action whatsoever to make exercisable any option granted under the Plan or to make transferable any Common Shares issued upon the exercise of any such option.

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                               Article Fourteen
                                Tax Withholding

               Any person exercising an option shall be required to pay to the Company the amount of any taxes the Company is required by law to withhold with respect to the exercise of such option. Such payment shall be due on the date the Company is required by law to withhold such taxes. In the event that such payment is not made when due, the Company shall have the right to deduct, to the extent permitted by law, from any payment of any kind (but only as permitted by Rule 16b-3 of the Exchange Act for persons subject to Section 16 of the Exchange Act) otherwise due to such person from the Company all or part of the amount required to be withheld.


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